UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2021 (September 15, 2021)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Park Avenue, 36th Floor New York, New York 10016
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The board of directors (the “Board”) of CĪON Investment Corporation (“CIC”) has delegated to CIC’s executive officers the authority to determine the amount, record dates, payment dates and other terms of distributions to shareholders, which will be ratified by the Board on a quarterly basis.

On September 15, 2021, CIC’s co-chief executive officers (a) changed the timing of declaring and paying regular distributions to shareholders from monthly to quarterly commencing with the fourth quarter of 2021; (b) declared a regular quarterly cash distribution of $0.1324 per share for the fourth quarter of 2021; and (c) declared a special cash distribution expected to be in the range of $0.07 to $0.10 per share for the year ending December 31, 2021. The regular quarterly cash distribution will be paid on December 8, 2021 to shareholders of record as of December 1, 2021. The special cash distribution will be paid on December 23, 2021 to shareholders of record as of December 16, 2021.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 3.03. Material Modification to Rights of Security Holders.

On September 15, 2021, the Board, including the independent directors, approved the termination of CIC’s existing fifth amended and restated distribution reinvestment plan (the “Existing DRP”), effective as of the date CIC’s shares of common stock list on the New York Stock Exchange (the “Listing”). On September 15, 2021, the Board adopted a new distribution reinvestment plan (the “New DRP”), also effective upon the Listing and will first apply to the reinvestment of cash distributions payable during the fourth quarter of 2021. There can be no assurance that CIC will be able to complete the Listing in any certain timeframe or at all.

Under the Existing DRP and prior to the Listing, cash distributions to participating shareholders who “opt in” to the Existing DRP are reinvested in additional shares of CIC common stock at a purchase price equal to the estimated net asset value per share of common stock as of the date of issuance.

Upon the Listing, all shareholders will automatically be enrolled in the New DRP and will receive distributions as declared by CIC in additional shares of CIC common stock unless such shareholder affirmatively elects to receive an entire distribution in cash by notifying (i) such shareholder’s financial adviser; or (ii) if such shareholder has a registered account maintained at CIC’s transfer agent, the plan administrator. With respect to cash distributions to participating shareholders under the New DRP, CIC reserves the right to either issue new shares or cause the plan administrator to purchase shares in the open market in connection with implementation of the New DRP. Unless CIC, in its sole discretion, otherwise directs DST Asset Management Solutions, Inc., the plan administrator, (A) if the per share “market price” (as defined in the New DRP) is equal to or greater than the estimated net asset value (“NAV”) per share on the payment date for the distribution, then CIC will issue shares at the greater of (i) NAV or (ii) 95% of the market price; or (B) if the market price is less than the NAV, then, in CIC’s sole discretion, (i) shares will be purchased in open market transactions for the accounts of participating shareholders to the extent practicable, or (ii) CIC will issue shares at NAV. Pursuant to the terms of the New DRP, the number of shares to be issued to a participating shareholder will be determined by dividing the total dollar amount of the distribution payable to a participating shareholder by the price per share at which CIC issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participating shareholder based on the weighted average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market with respect to such distribution. No other material terms of the Existing DRP have been amended in connection with the New DRP.

The foregoing description of the New DRP as set forth in this Item 3.03 is a summary only and is qualified in all respects by the provisions of the New DRP, a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

In addition, a copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In anticipation of the Listing, on September 15, 2021, the Board authorized CIC to file Articles of Amendment to its Articles of Incorporation (the “Reverse Stock Split Amendment”) with the State Department of Assessments and Taxation of the State of Maryland to effect a two-to-one reverse split of CIC’s shares of common stock (the “Reverse Stock Split”). It is expected that the Reverse Stock Split will become effective in accordance with the terms of the Reverse Stock Split Amendment on or about September 21, 2021. As a result of the Reverse Stock Split, every two shares of CIC common stock issued and outstanding will be automatically combined into one share of CIC common stock. The Reverse Stock Split Amendment also provides that there will be no change in the par value of $0.001 per share as a result of the Reverse Stock Split. The Reverse Stock Split will not modify the rights or preferences of CIC’s common stock.

The foregoing description of the Reverse Stock Split Amendment does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Reverse Stock Split Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

In addition, a copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 8.01. Other Events.

On September 15, 2021, the Board, including the independent directors, approved a share repurchase policy authorizing CIC to repurchase up to $50 million of CIC’s outstanding common stock after the Listing. Under the share repurchase policy, CIC may purchase shares of its common stock through various means such as open market transactions, including block purchases, and privately negotiated transactions. The number of shares repurchased and the timing, manner, price and amount of any repurchases will be determined at CIC’s discretion. Factors include, but are not limited to, share price, trading volume and general market conditions, along with CIC’s general business conditions. The policy may be suspended or discontinued at any time and does not obligate CIC to acquire any specific number of shares of its common stock.

As part of the share repurchase policy, CIC intends to enter into a trading plan adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. The 10b5-1 trading plan would permit common stock to be repurchased at a time that CIC might otherwise be precluded from doing so under insider trading laws or self-imposed trading restrictions. The 10b5-1 trading plan will be administered by an independent broker and will be subject to price, market volume and timing restrictions.

In addition, a copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Reverse Stock Split Amendment.
4.1	Distribution Reinvestment Plan of CĪON Investment Corporation.
99.1	Press Release dated September 16, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation
Date:	September 16, 2021	By: /s/ Michael A. Reisner
Co-Chief Executive Officer

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION
3.1	Reverse Stock Split Amendment.
4.1	Distribution Reinvestment Plan of CĪON Investment Corporation.
99.1	Press Release dated September 16, 2021